RYAM Excess Savings and Deferred Compensation Plan

Adoption Agreement as Amended and Restated Effective as of January 1, 2024

Table of Contents

Adoption Agreement

1.01 *Preamble*

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a) ☐ adopts a new plan as of [month, day, year]

(b) ☒ amends and restates its existing plan as of January 1, 2024, which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date.

Original Effective Date: June 28, 2014

Pre-409A Grandfathering: ☒ Yes ☐ No

By executing this Adoption Agreement, the Plan Sponsor (as defined below) has adopted the Plan (as defined below) consisting of the Basic Plan Document along with this Adoption Agreement (and any exhibits or scheduled attached hereto). The Plan Sponsor, by completing this Adoption Agreement has made the specific choices regarding plan design as set forth in the Adoption Agreement together with the detailed additional provisions set out in the Basic Plan Document. All capitalized terms used in this Adoption Agreement have the same meaning given in the Basic Plan Document.

1.02 *Plan*

Plan Name: RYAM Excess Savings and Deferred Compensation Plan

Plan Year: 01/01 to 12/31

1.03 *Plan Sponsor*

Name: RYAM

Address: 1301 Riverplace Boulevard Suite 2300 Jacksonville, FL 32207

Phone #: 904-357-4600

EIN #: 46-4559529

Fiscal Year: 01/01 to 12/31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market? ☒ Yes ☐ No

1.04 *Employer*

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert "Not Applicable" if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market	
	Yes	No
Not Applicable	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05 *Administrator*

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name: Chief Administrative Officer and SVP, Human Resources

Address: 1301 Riverplace Boulevard Suite 2300 Jacksonville, FL 32207

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06 *Key Employee Determination Dates*

The Employer has designated 12/31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated 04/01 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

2.01 Participation

(a) ☒ Employees [complete (i), (ii) or (iii)]

(i) ☐ Eligible Employees are selected by the Employer.

(ii) ☒ Eligible Employees are those employees of the Employer who satisfy the following criteria:

Beginning January 1, 2024, with respect to a Plan Year, each management Employee or highly compensated Employee who (a) is a participant in the RYAM Savings Plan, and (b) whose position at the Employer is M4 or above as of the beginning of the Plan Year or at the time of hire shall be eligible to make Excess Savings Plan Deferrals and receive Excess Matching Contributions and Employer Nonelective Contributions, if any. Beginning January 1, 2024, each management Employee or highly compensated Employee designated by the Plan Administrator whose position at the Employer is M4 or above as of the beginning of the Plan Year or at the time of hire shall be eligible to defer Base Salary and/or Bonus.

Beginning January 1, 2026, with respect to a Plan Year, each management Employee or highly compensated Employee who (a) is a participant in the RYAM Savings Plan and (b) whose position at the Employer is P5+ or above as of the beginning of the Plan Year or at the time of hire, shall be eligible to make Excess Savings Plan Deferrals and receive Excess Matching Contributions and Employer Nonelective Contributions, if any, and shall be eligible to defer Base Salary and/or Bonus.

Notwithstanding the above, any Employee who became eligible to participate in the Plan prior to January 1, 2024 shall remain a Participant.

(iii) ☐ Employees are not eligible to participate.

(b) ☒ Directors [complete (i), (ii) or (iii)]

(i) ☐ All Directors are eligible to participate.

(ii) ☐ Only Directors selected by the Employer are eligible to participate.

(iii) ☒ Directors are not eligible to participate.

3.01 *Compensation*

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a) ☒ Compensation is defined as:

For purposes of deferred Base Salary, Compensation is defined as Base Salary

For purposes of deferred Bonus, Compensation is defined as Bonus payable under the Annual Incentive Bonus Plan

For purposes of Excess Savings Plan Deferrals and Excess Nonelective Contributions, Compensation is defined in subsection (b) below.

(b) ☒ Compensation as defined in the RYAM Savings Plan for such purpose without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c) ☐ Director Compensation is defined as:

____

____

____

(d) ☐ Compensation shall, for all Plan purposes, be limited to $________________.

(e) ☐ Not Applicable.

3.02 *Bonuses*

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	[Will be treated as] Performance Based Compensation: Yes	No
Annual Incentive Bonus Plan	☒	☐
	☐	☐

☐ Not Applicable.

4.01 Participant Contributions

If Participant contributions are permitted, complete (a) and (b). Otherwise complete (c).

(a) **Amount of Deferrals**

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete "dollar amount" and/or "percentage amount".

(i) Compensation other than Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount		Increment
Type of Remuneration	Min	Max	Min	Max	
Base Salary	$0	$99,999	0%	100%	$1 or 1%
Compensation for Excess Savings Plan Deferrals	$0	$99,99 9	Up to 100%		$1 or 1%
			%	%	%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii) Bonuses [do not complete if you complete (iii)]

	Dollar Amount		% Amount		Increment
Type of Bonus	Min	Max	Min	Max	
Annual Incentive Bonus Plan	$0	$99,999	0%	100%	$1 or 1%
			%	%	%
			%	%	%

(iii) Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		
Min	Max	Min	Max	Increment

		%	%	%

(iv) Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max	
Annual Retainer			%	%	%
Meeting Fees Other:			%	%	%
Other:			%	%	%
Other:			%	%	%

(b) **Election Period**

(i) Performance Based Compensation

A special election period

☐ Does

☒ Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii) Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒ May

☐ May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he or she is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

(c) **No Participant Contributions**

☐ Participant contributions are not permitted under the Plan.

5.01 *Employer Contributions*

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a) **Matching Contributions**

(i) Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A) ☒ 50% of the Compensation the Participant has elected to defer for the Plan Year

(B) ☐ An amount determined by the Employer in its sole discretion

(C) ☐ Matching contributions for each Participant shall be limited to $_____ and/or % of Compensation

(D) ☐ Other:

____

____

(E) ☐ Not Applicable [Proceed to Section 5.01(b)]

(ii) Eligibility for matching contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he or she satisfies the following requirements [complete the ones that are applicable]:

(A) ☒ Describe requirements:

The Employer shall make an Excess Matching Contribution on the first 8% of the Participant's Excess Savings Plan deferrals.

With respect to a Participant who has made the maximum tax-deferred contribution including catch-up contributions to the

Savings Plan, the Employer shall make an Excess Matching Contribution equal to the amount that cannot be contributed to the Savings Plan based on the maximum match formula (e.g. 401(a)(17) limit x 8% x50%.).

(B) ☐ Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

(C) ☐ No requirements

(iii) Time of Allocation

Matching contributions, if made, shall be treated as allocated [select one]:

(A) ☐ As of the last day of the Plan Year

(B) ☐ At such times as the Employer shall determine in its sole discretion

(C) ☒ At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

(D) ☐ Other:

____

____

(b) **Other Contributions**

(i) Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A) ☐ An amount equal to [insert percentage]% of the Participant's Compensation

(B) ☐ An amount determined by the Employer in its sole discretion

(C) ☐ Contributions for each Participant shall be limited to $_______

(D) ☒ Other:

[a] An amount that is equal to the percentage, if any, determined under the terms of the RYAM Savings Plan for Employer Nonelective Contributions) of the Participant's Compensation (as defined in the RYAM Savings Plan for such purpose but without regard to the Section 401(a)(17) limit on Compensation) for such Plan Year less the Employer Nonelective Contribution, if any under the RYAM Savings Plan for the Plan Year.

[b] ____________________

[c] ____________________

[d] ____________________

(E) ☐ Not Applicable [Proceed to Section 6.01]

(ii) Eligibility for Other Contribution

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he or she satisfies the following requirements [complete the one that is applicable]:

(A) ☒ Describe requirements:

The Participant is employed on the last day of the Plan Year (except in the case of termination on or after age 65, disability or death during the plan year)

As of January 1, 2025, the above exception is removed.

(B) ☐ Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions.

(C) ☐ No requirements

(iii) Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A) ☐ As of the last day of the Plan Year

(B) ☒ At such times or times as the Employer shall determine in its sole discretion

(C) ☐ Other:

____

____

(c) **No Employer Contributions**

☐ Employer contributions are not permitted under the Plan.

6.01 *Distributions*

The timing and form of payment of distributions made from the Participant's vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a) **Timing of Distributions**

(i) All distributions shall commence in accordance with the following [choose one]:

(A) ☒ As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B) ☐ Monthly on specified day [insert day]

(C) ☐ Annually on specified month and day [insert month and day]

(D) ☐ Calendar quarter on specified month and day [insert month and day] [insert numerical quarter 1, 2, 3, or 4]

(ii) The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A) ☐ Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for [insert number of months] months

(B) ☐ Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C) ☐ Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

____

____

(D) ☒ Not applicable

(b) **Distribution Events**

(i) Participant Contributions under Section 4.01(a)

Participants may elect the following payment events and the associated form or forms of payment. Participants can choose the earlier or the later of the indicated events. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☒	Specified Date	☒	2-15 years
(B)	☐	Specified Age	☐	_____ years
(C)	☒	Separation from Service	☒	2-15 years
(D)	☐	Separation from Service plus 6 months	☐	_____ years
(E)	☐	Separation from Service plus _ months	☐	_____ years
(F)	☐	Retirement	☐	_____ years
(G)	☐	Retirement plus 6 months	☐	_____ years
(H)	☐	Retirement plus 12 months	☐	_____ years
(I)	☐	Disability	☐	_____ years
(J)	☐	Death	☐	_____ years
(K)	☐	Change in Control	☐	_____ years

The minimum deferral period for Specified Date or Specified Age event shall be 1 year.

Installments may be paid [select each that applies]

☐ Monthly

☐ Quarterly

☐ Semi-Annually

☒ Annually

(ii) Employer Contributions under Section 5.01(a) and (b)

Participants may elect the following payment events and the associated form or forms of payment. Participants can choose the earlier or the later of the indicated events. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☒	Specified Date	☒	2-15 years
(B)	☐	Specified Age	☐	_____ years
(C)	☒	Separation from Service	☒	2-15 years
(D)	☐	Separation from Service plus 6 months	☐	_____ years
(E)	☐	Separation from Service plus _ months	☐	_____ years
(F)	☐	Retirement	☐	_____ years
(G)	☐	Retirement plus 6 months	☐	_____ years
(H)	☐	Retirement plus 12 months	☐	_____ years
(I)	☐	Disability	☐	_____ years
(J)	☐	Death	☐	_____ years
(K)	☐	Change in Control	☐	_____ years

The minimum deferral period for Specified Date or Specified Age event shall be 5 (five) years.

Installments may be paid [select each that applies]

☐ Monthly

☐ Quarterly

☐ Semi-Annually

☒ Annually

(c) Specified Date and Specified Age elections may not extend beyond age 99.

(d) **Payment Election Override**

Payment of the remaining vested balance of the Participant's Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events	Form of Payment	
	Lump Sum	Installments
☐ Separation from Service	☐	_____
☐ Separation from Service before Retirement	☐	_____
☒ Death	☒	_____
☒ Disability	☒	_____
☐ Not Applicable	☐	_____

(e) **Involuntary Cashouts**

☐ If the Participant's vested Account at the time of his or her Separation from Service does not exceed 402g limit for the calendar year, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☒ There are no involuntary cashouts.

(f) **Retirement**

☐ Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

____

____

☒ No special definition of Retirement applies.

(g) **Distribution Election Change**

A Participant

☒ Shall

☐ Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification an unlimited number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h) **Frequency of Elections**

The Plan Sponsor

☒ Has

☐ Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he or she first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

(i) **Disability**

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐ Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☒ As determined by the Employer's long term disability insurance policy.

☐ As follows [insert description of requirements]:

____

____

☐ Not applicable.

7.01 Vesting

(a) **Matching Contributions**

The Participant's vested interest in the amount credited to his or her Account attributable to matching contributions shall be based on the following schedule:

☒

Years of Service	Vesting %	
0	0%	[insert "100" if there is immediate vesting]
1	20%	
2	40%	
3	60%	
4	80%	
5	100%	
6	___%	
7	___%	
8	___%	
9	___%	

☒ Other:

Amounts credited to the Participant's accounts with respect of Plan Years occurring before January 1, 2017 shall, at all times, be nonforfeitable.

Employer Matching contributions with respect to Plan Years beginning on or after January 1, 2017 shall, in general, become nonforfeitable in accordance with the vesting schedule above.

☐ Class year vesting applies:

____

☐ Not applicable.

(b) **Other Employer Contributions**

The Participant's vested interest in the amount credited to his or her Account attributable to Employer contributions other than matching contributions shall be based on the following schedule:

☒

Years of Service	Vesting %	
0	0%	[insert "100" if there is immediate vesting]
1	20%	
2	40%	
3	60%	
4	80%	
5	100%	
6	___%	
7	___%	
8	___%	
9	___%	

☒ Other:

Amounts credited to the Participant's accounts with respect of Plan Years occurring before January 1, 2017 shall, at all times, be nonforfeitable.

Employer Matching contributions with respect to Plan Years beginning on or after January 1, 2017 shall, in general, become nonforfeitable in accordance with the vesting schedule above.

☐ Class year vesting applies:

____

☐ Not applicable.

(c) **Acceleration of Vesting**

The Participant's vested interest in his or her Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

(i) ☒ Death.

(ii) ☒ Disability.

(iii) ☒ Change in Control.

(iv) ☐ Eligibility for Retirement.

(v) ☐ Other:

____

____

(vi) ☐ Not applicable.

(d) **Years of Service**

(i) A Participant's Years of Service shall include all service performed for the Employer and

☒ Shall

☐ Shall Not

include service performed for the Related Employer.

(ii) Years of Service shall also include service performed for the following entities:

____

____

____

____

____

(iii) Years of Service shall be determined in accordance with [select one]:

(A) ☐ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B) ☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C) ☒ Participant's Years of Service credited under:

RYAM Savings Plan

(D) ☐ Other:

____

____

____

____

(iv) ☐ Not applicable.

8.01 Unforeseeable Emergency

(a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☒ Will

☐ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b) Upon a withdrawal due to an Unforeseeable Emergency, a Participant's deferral election for the remainder of the Plan Year:

☐ Will

☒ Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

9.01 Investment Decisions

Investment decisions regarding the hypothetical amounts credited to a Participant's Account shall be made by [select one]:

(a) ☐ The Participant or his or her Beneficiary

(b) ☒ The Employer

10.01 Trust

The Employer [select one]:

☐ Does

☒ Does Not

intend to establish a trust as provided in Article 11 of the Plan.

11.01 Termination Upon Change In Control

The Plan Sponsor

☒ Reserves

☐ Does Not Reserves

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02 Automatic Distribution Upon Change In Control

Distribution of the remaining vested balance of each Participant's Account

☒ Shall

☐ Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03 Change In Control

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a) ☒ A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b) ☒ A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c) ☒ A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d) ☐ Not Applicable.

12.01 Governing State Law

The laws of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed this 31 day of Dec, 2024

Plan Sponsor: JAMES POSZE

By: [signature]

Title: CAO & SVP, HR

Appendix A

Special Effective Dates

Prior Establishment of the Plan

This Plan is intended to be a successor plan to The Rayonier Inc. Excess Savings and Deferred Compensation Plan (the "Rayonier Excess Savings Plan") which was established by the Board of Directors of Rayonier Inc. effective as of March 1, 1994 and was last restated in its entirety effective as of June 28, 2014 and last amended effective January 1, 2017.

In connection with the spinoff of Rayonier Advanced Materials Inc. from Rayonier Inc., the assets and liabilities attributable the liabilities of the Rayonier Excess Savings Plan attributable to the accrued benefits of employees and former employees of any RYAM Business (definition herein) will be transferred to the Plan. As a result of these transfers and mergers, participants in the Rayonier Excess Savings Plan and any of their beneficiaries whose accrued benefits are transferred to this Plan shall have their benefit due from the Rayonier Excess Savings Plan paid from this Plan at the same time and in the same form as elected under the Rayonier Excess Savings Plan.

"RYAM Business" shall mean (a) the business, operations and activities of the Performance Fibers segment of Rayonier Inc. conducted at any time prior to June 28, 2014 by either Rayonier, Inc. or Rayonier Advanced Materials Inc. or any of their current or former subsidiaries and (b) any terminated, divested or discontinued businesses, operations and activities that, at the time of termination, divestiture or discontinuation, primarily related to the business, operations or activities described in clause (a) as then conducted.